UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2865 Scott St. Suite 107, Vista, California 92081

(Address of principal executive offices, including zip code)

(760) 295-2408

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This 8-K/A is being filed to disclose the April 9, 2024 letter from Nasdaq granting an extension of time to regain compliance with Nasdaq Listing Rule 5550(b) until June 14, 2024.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 23, 2024, NuZee, Inc. (the “Company”) received notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it is not in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on The Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement).

Pursuant to the Notice, Nasdaq gave the Company 45 calendar days to submit to Nasdaq a plan to regain compliance. The Company timely submitted its plan.

On April 9, 2024, the Company received a letter from Nasdaq under which it stated that based on the Company’s plan submission that Nasdaq has determined to grant the Company an extension of time to regain compliance with Nasdaq Listing Rule 5550(b) until June 14, 2024 (the “Extension Letter”). The Company must furnish to the SEC and Nasdaq a publicly available report (e.g. a Form 8-K) which report, among other things, includes a description of the completed transaction or event that enabled the Company to satisfy the stockholders’ equity requirement for continued listing. After filing the publicly available report described above, if the Company fails to evidence compliance upon filing its periodic report for June 30, 2024 (or the periodic report for September 30, 2024, if Nasdaq determines to provide a further extension), the Company may be subject to delisting. In the event the Company does not satisfy these terms, Nasdaq will provide written notification that its securities will be delisted. At that time, the Company may appeal Nasdaq’s determination to a Listing Qualifications Panel.

On April 11, 2024, the Company issued a press release disclosing receipt of the Extension Letter. A copy of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated April 11, 2024.
104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2024	NUZEE, INC.

/s/ Randell Weaver
Randell Weaver
President, Chief Financial Officer, and Chief Operating Officer